                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 29, 1997

                         Commission file number 0-27168

                           METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                    95-4102687
  (State of Incorporation)             (I.R.S. Employer Identification Number)

                  6303 Carpinteria Ave., Carpinteria CA 93013
                   (Address of principal executive offices)

                                (805) 566-6200
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     MetaTools, Inc., a Delaware corporation ("MetaTools"), and Fractal Design Corporation, a California corporation ("Fractal"), entered into an Agreement and Plan of Reorganization, dated as of February 11, 1997 (the "Reorganization Agreement"), among MetaTools, Fractal and Rook Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of MetaTools ("Merger Sub"). Pursuant to the Reorganization Agreement, Merger Sub merged with and into Fractal, Fractal became a wholly-owned subsidiary of MetaTools, the name of MetaTools was changed to "MetaCreations Corporation" (the "Combined Company"), and each outstanding share of Common Stock of Fractal, $0.001 par value ("Fractal Common Stock"), was converted into 0.749 shares of the Common Stock of the Combined Company, $0.001 par value (the "Exchange Ratio") (collectively, the "Merger"). Pursuant to the Reorganization Agreement, each outstanding option to purchase Fractal Common Stock under Fractal's stock option plans was assumed by MetaTools and became an option or right to purchase Combined Company Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof, based on the Exchange Ratio. No fraction of a share of Common Stock of the Combined Company was issued. In lieu thereof, each holder of shares of Fractal Common Stock who was entitled to receive a fraction of a share of Common Stock of the Combined Company (after aggregating all fractional shares) received a cash amount equal to such fraction multiplied by the average closing price of Common Stock of MetaTools, $0.001 par value, for the most recent trading days prior to the Effective Time. The Merger was effected on May 29, 1997 (the "Effective Time"), pursuant to an Agreement and Plan of Merger filed with the Secretaries of State of Delaware and California. A total of approximately 9,055,000 shares of Combined Company Common Stock were issued in connection with the Merger.

     The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Fractal were used, prior to the Effective Time of the Merger, for the development, marketing and support of software tools for the creation, editing and manipulation of computer graphics images and digital art, a use which the Registrant intends to continue immediately following the Merger.

Item 7.  Pro Forma Financial Information
         -------------------------------

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          It is impracticable for the Registrant to provide audited financial statements of Fractal at this time. Such audited financial statements will be filed as soon as practicable, but not later than August 12, 1997.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          It is impracticable for the Registrant to provide the level of pro forma financial information pursuant to Article 11 of Regulation S-X assuming a business combination between the Registrant and Fractal at this time. The required pro forma financial information will be filed as soon as practicable, but not later than August 12, 1997; however, selected pro forma financial information has been provided below.

          The following table sets forth the unaudited pro forma consolidated statements of operations of the Combined Company for the years ended December 31, 1995 and 1996, which has been derived from the audited historical consolidated statements of operations of MetaTools for the fiscal years ended December 31, 1995 and 1996, the audited historical consolidated statement of operations of Fractal for the fiscal year ended March 31, 1996 and the unaudited historical consolidated statement of operations of Fractal for the fiscal year ended March 31, 1997. The unaudited pro forma consolidated statements of operations of the Combined Company should be read in conjunction with the audited historical consolidated financial statements and notes thereto of MetaTools and Fractal, respectively.

                                               (UNAUDITED)
                                          ---------------------
                                               YEAR ENDED
                                              DECEMBER 31,
                                          ---------------------
                                            1995          1996
                                          -------       -------
Net revenues............................. $46,260       $62,936
Cost of revenues.........................  10,081        11,677
                                          -------       -------
 Gross profit............................  36,179        51,259

Operating expenses:
 Sales and marketing.....................  22,331        28,936
 General and administrative..............   4,590         5,883
 Research and development................   5,639         8,224
 Write-off of acquired in-process
  technology and other acquisition costs.      --        17,047
                                          -------       -------
   Total operating expenses..............  32,560        60,090
                                          -------       -------
Income (loss) from operations............   3,619        (8,831)
Other income.............................     634         3,397
                                          -------       -------
Income (loss) before provision for
 income taxes............................   4,253        (5,434)
Provision for income taxes...............   1,827         2,216
                                          -------       -------
Net income (loss)........................ $ 2,426       $(7,650)
                                          =======       =======
Amortization of costs related to the
 issuance of mandatory redeemable
 Series B convertible preferred stock
 and preferred stock dividend
 requirement.............................     (89)           --
                                          -------       -------
Net income (loss) applicable to common
 stockholders............................ $ 2,337       $(7,650)
                                          =======       =======
Net income (loss) per common share....... $   .15       $  (.37)
                                          =======       =======
Weighted average number of shares
 outstanding.............................  15,267        20,590
                                          =======       =======

          The following table sets forth the unaudited pro forma consolidated statements of operations of the Combined Company for each of the nine quarters in the period ended March 31, 1997. The unaudited pro forma consolidated statements of operations of the Combined Company for the eight quarters in the period ended December 31, 1996 have been derived from the unaudited historical consolidated statements of operations of MetaTools for the eight quarters in the period ended December 31, 1996 and the unaudited historical consolidated statements of operations of Fractal for the eight quarters in the period ended March 31, 1997. The unaudited pro forma consolidated statement of operations of the Combined Company for the quarter ended March 31, 1997 has been derived from the unaudited statement of operations of both MetaTools and Fractal for the quarter ended March 31, 1997. This unaudited pro forma quarterly information has been prepared on the same basis as the annual information presented above and, in management's opinion, reflects all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of the information for the quarters presented when read in conjunction with the audited and unaudited historical consolidated financial statements and notes thereto of MetaTools and Fractal, respectively. The operating results for any quarter are not necessarily indicative of results for any future period.

                                                                                (UNAUDITED)
                                 --------------------------------------------------------------------------------------------------
                                                                             THREE MONTHS ENDED
                                 -------------------------------------------------------------------------------------------------
                                   MAR. 31,  JUNE 30,   SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,   SEPT. 30,  DEC. 31,   MAR. 31,
                                     1995      1995       1995        1995       1996       1996       1996       1996       1997
                                   -------   --------   ---------   ---------  --------   --------   -------    -------    -------
Net revenues......................  $9,464    $10,298     $12,255     $14,243   $13,983    $14,854   $18,175   $ 15,924    $13,252
Cost of revenues..................   2,323      2,490       2,467       2,801     2,693      2,718     3,284      2,982      2,668
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
 Gross profit.....................   7,141      7,808       9,788      11,442    11,290     12,136    14,891     12,942     10,584
Operating expenses:
 Sales and marketing..............   4,670      5,473       5,761       6,427     6,342      7,003     7,879      7,712      7,331
 General and administrative.......     977      1,090       1,064       1,459     1,286      1,394     1,424      1,779      1,632
 Research and development.........   1,016      1,334       1,575       1,714     1,834      2,071     2,100      2,219      3,059
 Write-off of acquired
  in-process technology and
  other acquisition costs.........      --         --          --          --     1,865         --       733     14,449         --
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
   Total operating expenses.......   6,663      7,897       8,400       9,600    11,327     10,468    12,136     26,159     12,022
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
Income (loss) from operations.....     478        (89)      1,388       1,842       (37)     1,668     2,775    (13,217)    (1,438)
Other income......................      65         57         150         362       888        859       811        839        811
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
Income (loss) before provision
 (benefit) for income taxes.......     543        (32)      1,538       2,204       851      2,527     3,566    (12,378)      (627)
Provision (benefit) for
 income taxes.....................     394        179         681         573       576        767       781         92       (195)
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
Net income (loss)................. $   149    $  (211)    $   857     $ 1,631   $   275    $ 1,760   $ 2,785   $(12,470)   $  (432)
                                   =======    =======     =======     =======   =======    =======   =======   ========    =======
Amortization of costs
 related to the issuance of
 mandatory redeemable
 Series B convertible
 preferred stock and
 preferred stock dividend
 requirement......................    (72)       (72)        (72)        127        --         --        --         --         --
                                   -------    -------     -------     -------   -------    -------   -------   --------    -------
Net income (loss) applicable
  to common stockholders.......... $    77    $  (283)    $   785     $ 1,758   $   275    $ 1,760   $ 2,785   $(12,470)   $  (432)
                                   =======    =======     =======     =======   =======    =======   =======   ========    =======
Net income (loss) per
 common share..................... $   .01    $  (.02)    $   .05     $   .09   $   .01    $   .08   $   .12   $   (.60)   $  (.02)
                                   =======    =======     =======     =======   =======    =======   =======   ========    =======
Weighted average number of
 shares outstanding...............  13,499     11,580      15,788      20,623    22,898     22,793    22,727     20,895     22,261
                                   =======    =======     =======     =======   =======    =======   =======   ========    =======

(c)  Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibits
     --------

          2.1 Agreement and Plan of Reorganization, dated as of February 11, 1997, among MetaTools Inc., a Delaware corporation, Fractal Design Corporation, a Delaware corporation, and Rook Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of MetaTools.

               Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-25939) filed with the Securities and Exchange Commission on April 28, 1997.

          2.2 Agreement and Plan of Merger among Fractal Design Corporation, a California corporation, and Rook Acquisition Corp., a Delaware corporation, dated as of May 29, 1997.

          2.3 Certificate of Amendment of Restated Certificate of Incorporation of MetaTools, Inc.

          2.4  Specimen Common Stock Certificate of Registrant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    METACREATIONS CORPORATION
                                    (Registrant)


Date:  June 11, 1997                /s/ TERANCE A. KINNINGER
                                    ------------------------------------------
                                    Terance A. Kinninger
                                    Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number    Exhibit Title
------    -------------

2.1 Agreement and Plan of Reorganization, dated as of February 11, 1997, by and among MetaTools, Inc., a Delaware corporation, Fractal Design Corporation, a California corporation, and Rook Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of MetaTools.

          Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-25939) filed with the Securities and Exchange Commission on April 28, 1997.

2.2 Agreement and Plan of Merger among Fractal Design Corporation, a California corporation, and Rook Acquisition Corp., a Delaware corporation, dated as of May 29, 1997.

2.3 Certificate of Amendment of Restated Certificate of Incorporation of MetaTools, Inc.

2.4       Specimen Common Stock Certificate of Registrant.